Photo by Salvador Saldana Photo by Yvonne McDonald Photo by Maria DeVecchio Photo by Siti Alimah Third Quarter 2024

Disclosure Statement 1 This presentation includes forward-looking statements. These statements include descriptions of management’s plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner’s general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 16, 2024 as well as the Form 10-K for the year ended December 31, 2023 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Third quarter 2024 highlights 2 • Net income of $45.2 million, compared to $39.8 million for the prior quarter • Loan growth of $81 million (3% annualized) • Total loan originations (excluding HFS) were $894 million • Total deposits increased by $459 million (14% annualized); loan-to-deposit ratio remained at 83%, same as last quarter • Net interest margin (tax equivalent) increased 2 basis points to 3.72% • Efficiency ratio (adjusted, non-GAAP) decreased 233 basis points to 61.27% • Return on average assets of 1.13%, and return on average equity of 10.39%, compared to 1.02% and 9.69%, respectively, for the prior quarter • $1.7 million provision for credit losses driven by collateral dependent loans; Allowance for credit losses – loans was 1.38% of total loans • Non-performing assets remained low at 0.28% of total assets, up 7 basis points from last quarter • Announced dividend of $0.48 per share to be paid in November 2024

Building value at Banner Building value for stakeholders … by focusing on core banking competency … that is sustainable through change events … and scalable with acquisition growth Banner Corporation Assets $16.2B Deposits $13.5B Loans $11.3B Offices 135 Employees 1,961 3 Acquisition History 2019 Q4 2018 Q4 2015 Q4 2015 Q1 2014 Q2 AltaPacific Bank Skagit Bank AmericanWest Bank Siuslaw Bank SW Oregon Branches Assets $0.4B $0.9B $4.5B $0.4B $0.2B Deposits $0.3B $0.8B $3.6B $0.3B $0.2B Loans $0.3B $0.6B $3.0B $0.2B $0.1B Offices 6 11 98 10 6

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Growing revenue Take advantage of ideal geography Offer super community bank value proposition Guard and improve reputation Grow market share 4

Growing revenue … in a good place since 1890 5 Source: U.S. Census Bureau Moody’s Analytics Forecasted (June 2023) Population Estimate (millions) 2020 2030 Growth Washington 7.7 8.4 9%* Oregon 4.2 4.5 5% Idaho 1.8 2.2 20%* California 39.5 39.5 0% Region 53.3 54.6 2% United States 331.4 344.6 4% * Among the fastest growing in the country

Growing revenue … in an ideal geography Powerful and diverse economic drivers From Banner’s Pacific Northwest base to … Technology Manufacturing Consumer Logistics Natural Resources Agriculture Traditional, specialty crops, orchards, wineries, … California From Apple to from Silicon Valley to the Central Valley … the world’s 6th largest economy 6

Growing revenue Our super community bank value proposition Broad product offerings serving middle market, small business and consumer client base Decision-making as close to client as possible Delivery channels aligned to maximize tactical execution of strategic plan Community investment 7

Growing revenue Guard and improve reputation Outstanding CRA Rating FDIC 2021, most recent 3-year examination cycle Most Trustworthy Companies in America Newsweek 2023 & 2024 World’s Most Trustworthy Companies Newsweek 2023 & 2024 (Highest ranked U.S. based bank in 2024) America’s Best Regional Banks Newsweek 2024 Excellence Award for Bank of the Year Q2 Holdings 2023 5-Star rating™ (highest category) BauerFinancial; 10+ years America’s 100 Best Banks Forbes, 8 consecutive years (2017-2024) Top 50 U.S. Public Banks (assets of $10B+) S&P Global Market Intelligence 2021, 2022 & 2023 8

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 5 10 15 20 25 30 0% 4% 8% 12% 16% 20% 24% 28% $ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 25 50 75 100 125 150 175 200 Growing revenue Deposit Fees as % of Core Revenue 1 Other Fees Mortgage Banking Deposit Fees 9 1. Excludes net gain/loss on sale of securities and change in valuation of financial instruments carried at fair value. Core revenue1 Quarter Ending Quarter Last 12 Months Amount Amount 09/30/24 $154M $612M 12/31/09 $45M $177M Noninterest income1 Quarter Ending Quarter Last 12 Months Amount Amount 09/30/24 $18.0M $72.2M 12/31/09 $6.6M $31.1M Other Income Net Interest Income

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Protecting net interest margin Improve earning asset mix Improve funding mix Reduce deposit costs Maintain loan-to-deposit ratio 10

Protecting net interest margin $ Millions Avg Bal Cost (in bps) Non-Interest 4,602 0 Interest Bearing 7,175 211 CDs 1,541 408 Subtotal Deposits 13,318 161 FHLB & Other 500 508 Total 13,818 173 11 33% 52% 11% 4% 76% 24% 36% 28% 36% Non-Interest Bearing Certificates of Deposit Interest Bearing and Savings Securities & Int-bearing Deposits Loans Fixed: 4.69% Yield Floating: 8.30% Yield Low Cost Funding Mix 9/30/2024 Adjustable: 5.13% Yield Earning Asset Mix 9/30/2024 Loan Repricing Structure 9/30/2024 $ Millions Avg Bal Yield (in bps) Loans 11,242 604 Securities & Int- bearing Deposits 3,635 312 Total 14,877 533 64% of the loan portfolio is floating/adjustable 71% of the floating/adjustable loans have floors 26% of the loans that have floors are at the floor 15% of the loans that have floors are within 100 basis points of the floor FHLB, Sub Debt & Other

20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 —% 1% 2% 3% 4% 5% 6% 7% $ B ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 2 4 6 8 10 12 14 16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Protecting net interest margin Noncore Deposits Core Deposits Manage deposit costs Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 09/30/24 $53.8M 1.61% $186.6M 1.42% 12/31/09 $17.7M 1.83% $83.2M 2.21% 12 Focus on core deposits Quarter Ending Balance % of Total Deposits 09/30/24 $12,016M 89% 12/31/09 $1,924M 50% Loan Yield Deposit Cost Core Deposits % Loan–Deposit Spread

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 -20% -10% 0% 10% 20% 30% 40% 50% Protecting net interest margin Peer Median Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Net Noncore Funding Dependence Peer Top Quartile 13 $ B illio n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 —% 20% 40% 60% 80% 100% 0 2 4 6 8 10 12 14 Banner Loan-to-Deposit Ratio Deposits Loans

20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0% 1% 2% 3% 4% 5% 6% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Protecting net interest margin Maintain top quartile net interest margin Quarter Ending Quarter Last 12 Months Amount Rate Amount Rate 09/30/24 $136M 3.63% $540M 3.66% 12/31/09 $39M 3.53% $146M 3.36% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 14 Peer Top Quartile Peer Median Net Interest Margin Banner Net Interest Margin Earning Asset Yield Funding Cost

Conservative investment portfolio 15 Assumes flat forward balance sheet, parallel and sustained shift in market rates ratably over a 12-month period (ramp) or immediate (shock); Base as of 9/30/24 CMO, $1,121, 34.5% MBS, $849, 26.1% CMBS, $477, 14.7% Municipal, $469, 14.4% ABS, $200, 6.1% Corp, $123, 3.8% Agency, $9, 0.3% Other, $3, 0.1% Y e ar s 9.59 3.41 2.15 0.19 6.67 6.57 6.49 6.33 Total Portfolio Effective Duration Duration on New Purchases Q4 2023 Q1 2024 Q2 2024 Q3 2024 0.00 2.00 4.00 6.00 8.00 10.00 12.00 5.91% 5.66% 6.58% 6.26% 3.10% 3.09% 3.12% 3.08% New Purchases Tax Effective Yield Total Portfolio Tax Effective Yield Q4 2023 Q1 2024 Q2 2024 Q3 2024 0% 2% 4% 6% 8% 12 Month Net Interest Income Sensitivity ($MM), % Change Quarterly New Purchases: Average Duration Investment Portfolio Composition ($3.25 billion) 79% of investments are Agency MBS/CMO or AAA rated 8.6% non-rated investments, principally CRA investments Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive. Quarterly New Purchases: Average Yield $ MillionsRamp $MM Ramp % Change Shock $MM Shock % Change Up 200 573,086 0.3% 576,654 0.9% Up 100 573,851 0.4% 579,226 1.3% Base 571,638 0.0% 571,638 0.0% Down 100 565,419 (1.1)% 551,414 (3.5)% Down 200 559,561 (2.1)% 531,508 (7.0)%

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Spending carefully Benefit from scale Control core operating expense 16

$ M ill io n s 20 09- Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 20 40 60 80 100 20% 30% 40% 50% 60% 70% 80% 90% 100% 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 50% 60% 70% 80% 90% 100% Spending carefully Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation 17 Control core operating expense Quarter Ending Quarter Last 12 Months Amount Amount 09/30/24 $94M $380M 12/31/09 $31M $132M Peer Top Quartile Peer Median Banner Efficiency Ratio Occupancy Compensation Information Services Other Efficiency Ratio

Maintaining a moderate risk profile Embrace effective enterprise risk management Minimize nonperforming assets Maintain appropriate loan loss reserve Maintain appropriate risk capital Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely 18

Commercial RE 34% Multifamily 8% Construction 14% Commercial 21% Agricultural 3% 1-4 Family 14% Consumer 6% Diversified loan portfolio 19 Loan Composition 9/30/2024 CRE Breakout $MM % OO CRE 991 9 % Investment Properties 1,584 14 % Small Balance CRE 1,219 11 % Total Comm CRE 3,793 34 % Construction Breakout $MM % Commercial 124 1 % Multifamily 524 5% 1-4 Family 507 5 % Land 371 3 % Total Construction 1,526 14 % Loan Originations (commitments, $MM) A ve rag e Y ie ld 7.41% 7.69% 8.27% 8.59%8.47% 8.47%8.23% Commercial RE Multifamily Construction Commercial Agricultural 1-4 Fam Consumer Avg Yield on New Loan Originations Q1 '23 Q2 '23 Q3 '23 Q4' 23 Q1 '24 Q2 '24 Q3 '24 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%

20 Characteristics of highlighted loan segments Office 1 Balances ($MM) $622.4 Percent of Total Loans 5.5% Total Investor Office $284.8 Total Owner Occupied $337.6 Average Loan Size $0.8 Largest Loan Size $18.9 30 + days Past Due $0.7 Adversely Classified $6.7 Retail 2 Balances ($MM) $1,340.3 Percent of Total Loans 11.9% Balance of Retail Loans Secured by CRE * $1,237.9 Average Loan Size $0.6 Average CRE Secured Loan Size $0.8 Largest Loan Size $19.7 30 + days Past Due $1.9 Adversely Classified $14.5 * No mall exposure Healthcare 3 Balances ($MM) $401.9 Percent of Total Loans 3.6% Balance Secured by Medical Office * $159.9 Medical Office as a % of Total Loans 1.4% Average Loan Size $0.5 Average Medical Office Size $0.7 Largest Loan Size $16.3 30 + days Past Due $0.2 Adversely Classified $0.2 * No hospital exposure 1 By collateral code 2 Retail business loans, both commercial and commercial real estate secured loans 3 All healthcare and social services, including both commercial and commercial real estate secured loans Multifamily Balances ($MM) $889.9 Percent of Total Loans 7.9% Total Affordable Housing $375.9 Total Market Rent/ Middle Income $513.9 Average Loan Size $1.8 Largest Loan Size $30.0 30 + days Past Due $0.0 Adversely Classified $2.1 CA 34% ID 6% OR 15% Other 3% WA 42% CA 28% ID 6%OR 15% Other 8% WA 43% CA 18% ID 4% OR 16% Other 4% WA 58% CA 29% ID 0% OR 26% Other 4% WA 41%

21 Origination Year Portfolio Segment Balance % Owner Occupied 2024 2023 2022 2021 and earlier Office $622.4 54% $17.7 $41.0 $78.0 $485.6 Retail (CRE Secured) $1,237.9 53% $139.3 $151.2 $193.8 $753.6 Medical Office $159.9 50% $8.9 $8.7 $24.8 $117.5 Multifamily $889.9 0% $34.1 $66.3 $206.0 $583.5 Scheduled Maturity or Next Reprice Date (excludes variable rate loans) Portfolio Segment Balance < 12 months 1 - 2 years 2 - 3 years 3 - 5 years > 5 years Office $622.4 $41.6 $111.3 $93.9 $172.4 $143.9 Retail (CRE Secured) $1,237.9 $90.9 $152.9 $174.3 $378.6 $217.2 Medical Office $159.9 $7.1 $23.0 $21.7 $39.2 $40.7 Multifamily $889.9 $86.6 $108.1 $140.6 $94.4 $381.4 Characteristics of highlighted loan segments

Allowance for credit losses 22 $ M ill io n s ACL Provision/Release $6.7 $6.8 $2.0 $2.5 $0.5 $2.4 $1.7 -$0.5 20 22 -Q 4 20 23 -Q 1 20 23 -Q 2 20 23 -Q 3 20 23 -Q 4 20 24 -Q 1 20 24 -Q 2 20 24 -Q 3 $ M ill io n s $108.4 $167.3 $132.1 $141.5 $149.6 $151.1 $152.8 $154.6 1.16% 1.90% 1.48% 1.39% 1.38% 1.39% 1.37% 1.38% ACL - Loans ACL - Loans as % of Loans, excluding PPP C EC L D ay 1 12 /3 1/ 20 20 12 /3 1/ 20 21 12 /3 1/ 20 22 12 /3 1/ 20 23 20 24 -Q 1 20 24 -Q 2 20 24 -Q 3 $167.2 $168.7 2024-Q 2 Portfolio Econom y N et C /O Provision 2024-Q 3 Net charge-offs Portfolio Economic factors Provision Change assessment: Changes to allowance: $ Millions ACL - Loans 152.8 1.1 0.6 (0.2) 2.0 154.6 ACL - Unfunded Commitments 14.0 — (0.2) — (0.3) 13.8 ACL - HTM Securities 0.3 — — — — 0.3 Total ACL 167.2 1.1 0.4 (0.2) 1.7 168.7 Allocation of Allowance for Credit Losses-Loans Allowance ($000) % coverage Non Performing % Coverage NPLs Commercial RE 40,040 1.06% 4,385 913% Multifamily 10,233 1.15% — —% Construction 28,322 1.86% 4,666 607% 1-4 Family 20,463 1.30% 10,553 194% Commercial 39,779 1.68% 10,705 372% Agricultural 5,340 1.54% 7,703 69% Consumer 10,408 1.44% 4,995 208% Total 154,585 1.38% 43,007 359%

$ M ill io n s 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0 50 100 150 200 250 300 350Minimize nonperforming assets Quarter Ending NPAs REO Amount % of TA Amount % of TA 09/30/24 $45M 0.28% $2M 0.01% 12/31/09 $292M 6.11% $78M 2.01% Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation Maintaining a moderate risk profile ACLL Real Estate Owned Nonperforming Loans 20 09 -Q 4 20 10 -Q 4 20 11 -Q 4 20 12 -Q 4 20 13 -Q 4 20 14 -Q 4 20 15 -Q 4 20 16 -Q 4 20 17 -Q 4 20 18 -Q 4 20 19 -Q 4 20 20 -Q 4 20 21 -Q 4 20 22 -Q 4 20 23 -Q 4 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Peer Top Quartile Peer Median Banner ACLL to Total Loans 23

Building value at Banner Core banking competency Growing revenue Protecting net interest margin Spending carefully Maintaining a moderate risk profile Employing capital wisely Employing capital wisely Maintain premium to tangible book value Pay appropriate dividends Prepare for future opportunities 24

Reconciliation of non-GAAP measures 25 $ Thousands Quarters Ended PRE-TAX PRE-PROVISION EARNINGS Sep 30, 2024 Jun 30, 2024 Sep 30, 2023 Income before provision for income taxes (GAAP) $ 55,755 $ 49,248 $ 56,506 Provision for credit losses 1,692 2,369 2,027 Pretax pre provision earnings (non-GAAP) 57,447 51,617 58,533 Exclude net loss/(gain) on sale of securities — 562 2,657 Exclude net change in valuation of financial instruments carried at fair value (39) 190 654 Exclude Banner Forward expenses — — 996 Adjusted pretax pre provision earnings (non-GAAP) $ 57,408 $ 52,369 $ 62,840

Building value at Banner Building value for … Shareholders by delivering top quartile financial performance Clients by delivering super community bank service and products Employees by offering opportunity and reward Communities by providing capital and staying involved 26